UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 6, 2021

ACER THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33004	32-0426967
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Gateway Center, Suite 351 300 Washington Street Newton, Massachusetts	02458
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (844) 902-6100
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	ACER	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.Entry into a Material Definitive Agreement.

On October 6, 2021, Acer Therapeutics Inc. (the “Company”) and Relief Therapeutics Holding AG (“Relief”) entered into a Waiver and Agreement (the “Waiver”) with respect to timing of a portion of the Second Development Payment due from Relief to the Company under the terms of that certain Collaboration and License Agreement, dated March 19, 2021, between the parties (the “Collaboration Agreement”). The Collaboration Agreement provides for the development and commercialization of ACER-001 (sodium phenylbutyrate) for the treatment of various inborn errors of metabolism, including for the treatment of urea cycle disorders (“UCDs”) and Maple Syrup Urine Disease (“MSUD”). Pursuant to the Collaboration Agreement, Relief is obligated to pay the Company a Second Development Payment of $10.0 million within 15 business days after the New Drug Application (“NDA”) for ACER-001 for a UCD has been accepted for review by the U.S. Food and Drug Administration (“FDA”). Relief requested and the Company agreed to waive the original payment terms and amend the timing for payment of a portion of the Second Development Payment. Pursuant to the Waiver, $5.0 million of the $10.0 million Second Development Payment due from Relief will be payable to the Company on or before January 14, 2022, unless the Company in its sole and absolute discretion requests earlier payment upon 15 business days’ written notice.

The foregoing description of the Waiver does not purport to be complete and is qualified in its entirety by reference to the full text of the Waiver, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

10.1	Waiver and Agreement, dated October 6, 2021, by and between Acer Therapeutics Inc. and Relief Therapeutics Holding AG.

104	Cover page interactive data file (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: October 8, 2021	ACER THERAPEUTICS INC.

	By:	/s/ Harry S. Palmin
Harry S. Palmin
Chief Operating Officer and Chief Financial Officer

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